UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ODYSSEY MARINE EXPLORATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ODYSSEY MARINE EXPLORATION, INC. 2023 Annual Meeting Vote by June 04, 2023 11:59 PM ET You invested in ODYSSEY MARINE EXPLORATION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 05, 2023. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Pt, Control # Smartphone users Vote in Person at the Meeting* Point your camera here and June 05, 2023 9:30 AM EDT vote without entering a control number Hampton Inn and Suites Tampa Airport Avion Park Westshore 5329 Avion Park Drive Tampa, FL 33607 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT XPLORATION, INC. 023 Annual Meeting This is an overview of the proposals being presented at the Vote by June 04, 2023 upcoming shareholder meeting. Please follow the instructions on 11:59 PM ET the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 5) Todd E. Siegel For 1) Laura L. Barton 3) Mark B. Justh 2) Mark D. Gordon 4) Jon D. Sawyer 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered certified public For accounting firm. 3. To hold a non-binding advisory vote to determine the frequency of future advisory votes on executive Year compensation. 4. To obtain non-binding advisory approval of the compensation of the Odyssey Marine Exploration, Inc. named For executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.